UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                         PENNSYLVANIA COMMERCE BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
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          N/A

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          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                       PENNSYLVANIA COMMERCE BANCORP, INC.

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS





                    Date:      May 16, 2003

                    Time:      9:00 a.m.

                    Place:     Radisson Penn Harris
                               1150 Camp Hill Bypass
                               Camp Hill, PA  17011



     Matters to be voted on:

     1. Election of Directors. Election of seven (7) directors to serve until the 2004 annual meeting.

     2.   Amendment to 2001 Directors Stock Option Plan.

     3. Other Business. Any other business properly brought before the shareholders at the meeting.

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 28, 2003 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS,







                                         Gary L. Nalbandian
                                         Chairman and President



Camp Hill, Pennsylvania

      April 18, 2003

                       PENNSYLVANIA COMMERCE BANCORP, INC.



                                 PROXY STATEMENT
                                 April 18, 2003




                               GENERAL INFORMATION

     This proxy statement has information about the annual meeting of shareholders of Pennsylvania Commerce Bancorp, Inc. ("Commerce"). The management of Commerce and Commerce Bank/Harrisburg, N.A. (the "Bank") prepared this proxy statement for the board of directors. We first mailed this proxy statement and the enclosed proxy card to shareholders on or about April 18, 2003.

     We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

     Our executive offices are located at 100 Senate Avenue, Camp Hill, Pennsylvania 17011, and our telephone number is (717) 975-5630. Our mailing address is P. O. Box 8599, Camp Hill, Pennsylvania 17001-8599.


                                     VOTING

Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 28, 2003 (the "Record Date"). A total of 2,129,705 shares of common stock were outstanding on the Record Date and can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

     As of the Record Date, there were 40,000 shares of Series A Non-Cumulative Preferred Stock ("Preferred Stock") outstanding. Holders of Preferred Stock cannot vote at the annual meeting.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to our Transfer Agent in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for the election of each of the seven director nominees and for each of the other proposals to be considered at the meeting.

What vote is required?

     A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in the cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the seven candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors.

What if other matters come up at the annual meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxyholders named in the enclosed proxy card will vote your shares as they see fit.

How are votes counted?

     Our judges of election will manually count all votes, which are cast in person or by proxy at the annual meeting. Voting is an important right of shareholders. If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted. Broker non-votes (shares of common stock held in record name by your broker or nominee for which (i) you have not provided voting instructions, (ii) the broker or nominee does not have discretion to vote on your behalf, and (iii) the broker or nominee has indicated on the proxy that it does not have authority to vote on such matters) will also not be counted as votes.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by:

     o    giving Commerce's secretary a written notice revoking your proxy card;
          or

     o    signing, dating and returning to us a new proxy card.

     We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting?

     Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.


                        ELECTION OF DIRECTORS OF COMMERCE

      The Bylaws of Commerce provide as follows:

     o the board of directors may, from time to time, fix the number of directors;

     o the board will consist of not less than five nor more than 25 directors; and

     o    directors will be elected for a one-year term.

     At the annual meeting, we will nominate the seven persons named in this proxy statement as directors. Although we don't know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

     Shareholders also can nominate persons to be directors. If you want to nominate someone, you must deliver or mail a notice to the Chairman of the Board of Commerce not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of Commerce, which you own. Your notice must also contain the following information on each proposed nominee:

     o    the name, address and age of the nominee;

     o    the principal occupation of the nominee;

     o    the number of shares of Commerce  common  stock owned by the  nominee;
          and

     o the total number of shares that, to your knowledge, will be voted for the nominee.

     If you do not follow this procedure, the Chairman of the meeting will disregard your nominations and the judges of election will disregard any votes cast for your nominees.

     The proxyholders named in the proxy card intend to vote for the election of the seven persons listed as director nominees to serve until the 2004 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee is currently a director of Commerce and the Bank.

     The following table shows the name and age of each nominee for election as director. All of the nominees are currently members of the board and each of them has consented to serve if elected. Commerce does not have separate classes of Directors. The table also shows the following information on each nominee and director:

     o business experience, including principal occupation for the past five years;

     o    the period during which he has served as a director of Commerce; and

     o the number and percentage of outstanding shares of common stock of Commerce which he beneficially owned as April 11, 2003, (the most recent practicable date).


                                 Business Experience                            Amount and    Percentage of
                                 Including Principal                             Nature of     Outstanding
                                 Occupation for the             Director        Beneficial    Common Stock
Name and Age                     Past Five Years                  Since         Ownership 1       Owned

Gary L. Nalbandian            Chairman and President of           1985           235,992 3        10.45%
  Age 60                      Pennsylvania Commerce
                              Bancorp, Inc. and Commerce
                              Bank/Harrisburg, N.A.,
                              Co-Owner of NAI/Commercial-
                              Industrial Realty Co. (NAI/CIR)
                              Camp Hill, PA 2

James R. Adair                Owner, Adair Construction           2001            3,850 4            *
  Age 55                      Services Inc. since 2003;
                              President/CEO of Alexander
                              Constructors, Inc. 1997-2003

Douglas S. Gelder             Owner and President,                1987            24,527 5         1.14%
  Age 53                      Shaffer & Gelder
                              Development Corporation,
                              Hershey, PA

Alan R. Hassman               Owner/Operator of                   1985           107,132 6         4.98%
  Age 63                      ARH, Inc., Harrisburg, PA



Howell C. Mette               Attorney-at-Law, Mette,             1985            57,103 7         2.66%
  Age 75                      Evans & Woodside
                              Harrisburg, PA

Michael A. Serluco            Owner, Consolidated                 1985            76,979 7         3.58%
  Age 62                      Properties, Wormleysburg, PA

Samir J. Srouji, M.D.         Physician-Surgeon                   1985            72,158 8         3.36%
  Age 66                      Plastic Surgery, P.C.
                              Camp Hill, PA


* Less than one percent

1 The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after April 11, 2003. Shares subject to outstanding stock options, which an individual has the right to acquire within 60 days after April 11, 2003 are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities.

2 Mr. Nalbandian has been Chairman of Commerce Bank/Harrisburg since 1985 and Chairman of Pennsylvania Commerce Bancorp, Inc. since 1999. Mr. Nalbandian has been President of Commerce Bank/Harrisburg and President of Pennsylvania Commerce Bancorp, Inc. since February 15, 2002. Mr. Nalbandian has been co-owner of NAI/Commercial-Industrial Realty Co. (NAI/CIR), Camp Hill, PA since 1969.

3 Includes 51,190 shares held by Mr. Nalbandian's individually directed participant account in the NAI/CIR Profit Sharing Trust with respect to which Mr. Nalbandian has sole voting power, 9,870 shares held in trust by Mr. Nalbandian or Dorothy Nalbandian for the benefit of Mr. Nalbandian's children and 2,188 shares owned by Mr. Nalbandian's wife, Jaimie Nalbandian. Also includes 123,933 currently exercisable Incentive Stock Options.

4    Includes 1,710 currently exercisable Director Stock Options.

5    Includes 13,025 currently exercisable Director Stock Options.

6 Includes 26,361 shares owned by Mr. Hassman's wife, Gloria Hassman. Also includes 15,390 currently exercisable Director Stock Options.

7    Includes 15,390 currently exercisable Director Stock Options.

8 Includes 9,863 shares owned by Dr. Srouji's wife, Gillian Srouji, 579 shares owned jointly by Dr. Srouji and his wife and 11,802 shares held by Dr. Srouji's self-directed participant account in the Plastic Surgery P.C. Profit Sharing Plan. Also includes 15,390 currently exercisable Director Stock Options.

     The following are all shares owned beneficially by all directors and executive officers as a group:

                                                                Amount and Nature of
                                                                Beneficial Ownership
                                                       ---------------------------------------
      Title of Class                                           Direct        Indirect      Percent of Class
      --------------------                                  ----------    ------------      --------------
      Common Stock and Exercisable Stock Options           733,563 1        59,365             33.15%

1    Includes  108,584  shares owned  beneficially  by James T.  Gibson,  former
     President/CEO of Commerce and the Bank. These shares are included in accordance with the rules and regulations of the SEC.

Directors' Compensation

     Each Commerce director received an annual fee of $1,500 plus a monthly fee of $1,200 for each regular monthly meeting of the Board of Directors attended in 2002. Each director who is an active member of the Audit, Real Estate and/or Personnel Committee received $150 for each committee meeting he attended. The annual fee for 2003 will be $2,000, the meeting fee will be $1,200 and the committee-meeting fee will be $150.


                2001 Stock Option Plan for Non-Employee Directors

     In 2000, the shareholders of Commerce adopted the 2001 Director's Stock Option Plan.

     A total of 115,762 shares (as adjusted for stock dividends) are subject to the plan. The option price is generally the fair market value of the shares at the time we grant the option. Options are not transferable other than by will or laws of descent and distribution. A director can exercise the option only while a director of Commerce or that period of time after he/she otherwise ceases so to serve as determined by the Board of Directors. If a director dies within the option period, the director's estate may exercise the option within three months of his or her death.

     A director cannot exercise an option before the earlier of (i) one year from the date we grant the option, or (ii) a "change in control" of Commerce (as defined in the plan) occurs. Options expire ten years after the date of grant.

     The number of shares subject to options and the option price will be appropriately adjusted if the number of issued shares is decreased or increased by changes in par value, a combination, stock dividend and the like.

     For the year ended December 31, 2002, each non-employee director was granted options to purchase 1,710 shares (as adjusted for stock dividends) of Commerce common stock. These options were not exercisable in 2002.

Meetings and Committees of the Board of Directors

     The Board of Directors met twelve (12) times during 2002. In 2002 each of the Commerce's nominees for director attended more than 75% of the total number of meetings of the Board of Directors including all Committees of which they are members of Commerce and the Bank.

     The Board of Directors of Commerce has established four (4) committees:

     o    the Audit Committee;
     o    the Personnel Committee;
     o    the Real Estate Committee; and
     o    the Executive Committee.

     We do not have a nomination committee but provide for the nomination of directors as described under "ELECTION OF DIRECTORS OF COMMERCE" on page 2 of this proxy statement.

Audit Committee

      Members:        James R. Adair               Alan R. Hassman
                      Samir J. Srouji              Douglas S. Gelder

      Meetings:       4

      Functions:

     o    Responsible for hiring the Company's independent auditors;

     o Review the financial statements, accounting procedures and methods employed in connection with audit programs of Commerce and the Bank;

     o Review and make recommendations to the board regarding the internal auditor's report and the certified public accountants' audit report; and

     o    Review examination reports by banking regulators.

     The report of the Audit Committee is set forth on page 15 of this Proxy Statement.

Personnel Committee

      Members:        Alan R. Hassman              James R. Adair

                      Howell C. Mette              Michael A. Serluco

      Meetings:       1

      Functions:      Review all  personnel  policies,  including  the levels of compensation of Commerce's and the Bank's officers and administers Commerce's Employee Stock Option Plan.

                      The report of the Personnel Committee with respect to the 2002 compensation is set forth on page 13 of this Proxy Statement.

Real Estate Committee

      Members:        Gary L. Nalbandian    Douglas S. Gelder   Samir J. Srouji

      Meetings:       1

      Functions:

     o Review and approve certified real estate appraisers (residential and commercial) retained by Commerce and the Bank; and

     o    Review and approve all potential branch site locations.

Executive Committee

      Members:        Gary L. Nalbandian    Howell C. Mette   Michael A. Serluco

      Meetings:       1

      Functions:      Act between regular board meetings to approve loans.


Transactions with Officers and Directors

     During 2002, the Bank had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, and principal shareholders (and their associates) of Commerce on the same terms, including interest rates and collateral on loans as those prevailing at the same time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. The loans to these persons and companies amounted to less than 2% of total loans outstanding as of December 31, 2002.

     NAI/Commercial-Industrial Realty Co. (NAI/CIR) is co-owned by Gary L. Nalbandian, Chairman and President of Commerce and the Bank, and a 10.45% beneficial shareholder of Commerce. In 2002, NAI/CIR received commissions totaling $69,000 from independent third parties related to real estate transactions conducted on behalf of Commerce's bank subsidiary, Commerce Bank/Harrisburg, N.A.

      As was previously indicated, Commerce Bancorp, Inc. ("Bancorp"), owns 8.19% of Commerce's common stock and 100% of Commerce's Series A preferred stock. Bancorp, through its subsidiary, Commerce Bank, N.A., a national bank located in Cherry Hill, New Jersey, provides various services to the Bank including:

     o    maintaining the computer wide area network;
     o    proof and encoding;
     o    deposit account statement rendering;
     o    MAC/VISA card production;
     o    data processing; o advertising support.

     The Bank paid approximately $1.3 million to Bancorp for services provided during 2002. The Bank also pays insurance premiums and commissions to a subsidiary of Bancorp, which we included in this total. Additionally, the Bank routinely sells loan participations to Commerce Bank, N.A. and at December 31, 2002, approximately $8.6 million of these participations were outstanding.

     Howell C. Mette, a director and 2.66% beneficial shareholder of Commerce, is a partner in the law firm of Mette, Evans and Woodside, which Commerce retained during 2002, and intends to retain during 2003. The law firm received professional fees totaling $290,000 in 2002.

     Michael A. Serluco, a director and 3.58% beneficial shareholder of Commerce receives rental income from the Bank for land which contains an advertising billboard which is owned by the Bank. The Bank paid $25,000 on the lease during 2002.


                             PRINCIPAL SHAREHOLDERS

     The following table shows the name, address, amount and nature of beneficial ownership and percent of class of outstanding Commerce common stock (which for purposes of this table, includes shares subject to currently exercisable stock options) of each person who we know beneficially owns more than 5% of Commerce's common stock (as of April 11, 2003, the most recent practicable date).

          Name and Address                   Amount and Nature of            Percent of Outstanding
         Of Beneficial Owner                 Beneficial Ownership                 Common Stock


      Gary L. Nalbandian                         235,992 1                            10.45%
      Pennsylvania Commerce
      Bancorp, Inc.; NAI/CIR,
      Camp Hill, PA

      Commerce Bancorp, Inc.                     174,667 2                             8.19%
      Cherry Hill, NJ

      James T. Gibson                            108,584 3                             5.09%
      Chairman/President
      Integrity Bank, Camp Hill, PA


1    See footnote 3 on page 4.

2 This amount does not include shares held directly or indirectly by the directors and executive officers of Commerce Bancorp, Inc. or any of its subsidiaries as to which beneficial ownership is disclaimed.

3    Includes shares jointly owned by Mr. Gibson and Joette Gibson.


                                   MANAGEMENT
Executive Officers

     The following table shows name, age, position, business experience for the past five years and the beneficial ownership of common stock of Commerce of each of its executive officers included in the Summary Compensation Table on page 10 determined in accordance with the rules and regulations of the SEC. Share information is stated as of April 11, 2003 (the most recent practicable date):

                                                                 Amount and Nature of     Percent of Outstanding
      Name and Age               Title                          Beneficial Ownership 1         Common Stock


      Gary L. Nalbandian 2       Chairman and                           235,992 3                  10.45%
      Age 60                     President of Commerce
                                 and the Bank

      Rory G. Ritrievi 4         Executive Vice President                 5,526 5                      *
      Age 39                     and Senior Loan Officer of
                                 Commerce Bank

      David B. Skerpon 6         Executive Vice President                     66                       *
      Age 42                     and Chief Retail Officer
                                 of Commerce Bank

      Mark A. Zody               Chief Financial Officer and             42,530 7                   1.96%
      Age 39                     Treasurer of Commerce and
                                 the Bank

      James T. Gibson            Chairman/President                     108,584 8                   5.09%
      Age 42                     Integrity Bank, 2002-2003
                                 President/CEO of Commerce
                                 and the Bank, 1997-2002


1    See footnote 1 on page 4.

2    See footnote 2 on page 4.

3    See footnote 3 on page 4.

4    Prior to  joining  Commerce  in  November  1999,  Mr.  Ritrievi  served  as
     Executive  Vice  President/Regional   Director  of  Commercial  Lending  of
     Keystone Financial, Inc.

5    Includes 5,359 currently exercisable Incentive Stock Options.

6 Mr. Skerpon became Executive Vice President/Chief Retail Officer of Commerce Bank on March 4, 2002. Mr. Skerpon served as Senior Vice President of Commerce Bank from September 2000 to August 2001. Prior to joining Commerce, Mr. Skerpon served as President of the Commonwealth Region of Mellon Bank.

7    Includes 33,457 currently exercisable Incentive Stock Options.

8    See footnote 3 on page 8.

*    Less than one percent


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table is a summary of certain information concerning the compensation during the last three fiscal years awarded or paid to, or earned by Commerce's Chief Executive Officer and each of Commerce's other most highly compensated executive officers during Commerce's last fiscal year.

                                                                                       Long Term
                                                        Annual Compensation          Compensation


                                                                                      Stock
                                                                           Other    Underlying
                                                                          Annual    Securities        All Other
Name and                                                                  Compen-     Option            Compen-
Principal Position                     Year       Salary      Bonus       sation      Grant 1          sation 2


Gary L. Nalbandian                     2002       $150,000    $40,000       --            --          $ 17,584
Chairman and President of              2001        120,000     25,000       --          16,536          16,088
Commerce and the Bank 3                2000         98,000     20,000       --          11,576          14,348

Rory G. Ritrievi                       2002       $167,000    $15,000    $11,440 4        --          $  2,053
Executive Vice President and           2001        152,000     15,000     11,440 4       5,511           2,014
Senior Loan Officer                    2000        140,000     10,000     19,840 4       5,209              --
of the Bank

David B. Skerpon                       2002       $160,000    $ 9,000       --            --                --
Executive Vice President and           2001        100,000         --       --            --                --
Chief Retail Officer                   2000        100,000         --       --            --                --
of the Bank 5

Mark A. Zody                           2002       $118,000    $10,000       --            --          $  5,674
Chief Financial Officer and            2001        103,000      8,500       --           3,858           5,527
Treasurer of                           2000        100,000      7,000       --           2,894           5,338
Commerce and the Bank

James T. Gibson                        2002             --         --       --            --          $283,896 7
Former President and CEO of            2001       $255,000    $30,000       --          11,024          27,643
Commerce and the Bank 6                2000        230,000     30,000       --          11,575          26,228


1    Adjusted to reflect the 5% common stock dividend paid on February 24, 2003.

2 Includes (a) annual retainer fee and monthly director meeting fees for (i) Mr. Nalbandian of $15,900 in 2002, $14,200 in 2001, and $13,000 in 2000;
     and (ii) Mr. Gibson - $2,700 in 2002,  $14,200 in 2001 and $13,000 in 2000;
     (b) contributions by Commerce to the 401(k) Retirement Savings Plan for (i) Mr. Nalbandian - $1,684 in 2002, $1,888 in 2001, and $1,348 in 2000; (ii)
     Mr.  Ritrievi - $2,053 in 2002 and $2,014 in 2001;  (iii) Mr. Zody - $1,481
     in 2002,  $1,418 in 2001,  and $1,306 in 2000; and (iv) Mr. Gibson - $2,133
     in 2001 and $1,955 in 2000; (c) life insurance premiums for (i) Mr. Zody - $2,343 in 2002, 2001, and in 2000; and (ii) Mr. Gibson - $500 in 2002,
     $7,138 in 2001 and $7,101 in 2000; and (d) long-term disability premiums for (i) Mr. Zody - $1,850 in 2002, $1,766 in 2001, and $1,689 in 2000; and
     (ii) Mr. Gibson - $696 in 2002, $4,172 in 2001 and 2000.

3 Mr. Nalbandian served as Chairman of the Board of Commerce and the Bank during 2001, and 2000 and the salary and bonus shown for him for these years were for his services as Chairman of the Board. On February 15, 2002 he was appointed to the additional position of President/CEO of both Commerce and the Bank.

4 Includes tuition reimbursement for Mr. Ritrievi of $11,440 in 2002, 2001 and 2000 and reimbursement for relocation expenses for Mr. Ritrievi of $8,400 in 2000.

5 Mr. Skerpon became Executive Vice President/Chief Retail Officer of Commerce Bank on March 4, 2002. Mr. Skerpon served as Senior Vice President of Commerce Bank from September 2000 to

     August 2001. The amounts listed reflect his annualized salary for the years 2002, 2001 and 2000. Prior to joining Commerce, Mr. Skerpon served as President of the Commonwealth Region of Mellon Bank.

6 Mr. Gibson's employment with Commerce and the Bank ceased on February 13, 2002. He served as President/CEO of Commerce and the Bank in 2001 and 2000.

7    This amount  includes  payment made to Mr.  Gibson in  connection  with his
     separation   from   employment  as   President/CEO   of  Commerce  and  the
     Bank.


Employee Stock Options

     In 1996, Commerce shareholders adopted the 1996 Employee Stock Option Plan. The plan replaced the 1986 Incentive Stock Option Plan, which expired December 31, 1995. We reserved 502,256 shares of common stock for issuance under the plan. The plan will expire on December 31, 2005. The plan allows us to grant incentive stock options (ISO's) and nonqualified stock options (NQSO's). The board of directors will fix the option price for options granted under the plan. The option price for ISOs will not be less than the fair market value of the stock at the date of grant. The option price for NQSOs may be less than 100% of the fair market value of the stock at the date of grant. Options are generally exercisable one year after the date of grant subject to the vesting schedule outlined below, and expire ten years after the date of grant.

     Optionees may exercise options only to the extent the options are vested. Options vest based either on years of service or upon the period of time the options have been issued, whichever is faster. The vesting schedule is as follows:

       Years of service:

          o    up to three (3) years of service - 25% vested;

          o    more than  three (3) years but less that six (6) years of service
               - 50% vested;

          o    more than six (6) years but less than  eight (8) years of service
               - 75% vested; and

          o    more than eight (8) years of service - 100% vested.

       Period of time after grant:

          o    more than one (1) year but less than two (2) years - 25% vested;

          o more than two (2) years but less than three (3) years - 50% vested;

          o more than three (3) years but less than four (4) years - 75% vested; and

          o    more than four (4) years - 100% vested.

     The plan requires that we adjust the number of shares subject to options and the option price to reflect changes in the number of outstanding shares caused by events such as stock dividends and splits.


Stock Option Grants

     In 2002, Commerce changed its policy for granting Incentive Stock Options to executive officers so that all such options are now granted in the first quarter of each year. As a result, there were no stock options granted to executive officers in 2002. All options granted to executive officers in first quarter 2003 will be included in Commerce's Proxy Statement for the 2004 Annual Meeting of Shareholders.

Stock Option Exercises

     The following table shows:

     o all options exercised by each executive officer of Commerce during 2002;

     o    the number of shares acquired on exercise;

     o    the value realized by the executive officer upon exercise; and

     o the number of exercisable and un-exercisable options outstanding for each executive officer, and the value of those options, as of December 31, 2002:




                                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                     AND FISCAL YEAR-END OPTION VALUES

                                                           Number of Securities          Value of Unexercised
                                                          Underlying Unexercised             In-the-Money
                              Shares                            Options at                    Options at
                             Acquired                         End Year 2002 2               End Year 2002 3
Name                        on ExerciseValue Realized 1  Exercisable   Unexercisable  Exercisable   Unexercisable


Gary L. Nalbandian              --               --        123,933          --         $2,312,848          $ 0
Rory G. Ritrievi                --               --          5,359        5,361            34,962       34,975
David B. Skerpon                --               --            --           --                  0            0
Mark A. Zody                  2,280         $ 75,290        33,457          --            587,230            0
James T. Gibson              77,280        2,105,555           --           --                  0            0


1 Represents the number of shares acquired upon exercise multiplied by the difference between the fair market value of Commerce's common stock on the date of exercise less the exercise price paid by the executive officer.

2 Exercisable ISO's are fully vested. ISO's to vest in the future are reported as unexercisable.

3 The dollar values were calculated by determining the difference between the closing trading price of Commerce Common Stock at December 31, 2002, which was $35.69 per share (adjusted for the 5% common stock dividend paid on February 24, 2003), and the option price of each ISO as of December 31, 2002.


                        REPORT OF THE PERSONNEL COMMITTEE

     Only outside non-employee  directors serve on the Personnel Committee.  The
Personnel Committee reviews, and submits to the full board of directors for approval, management's recommendations regarding officers and other employees compensation.

     We seek to attract and retain superior talent, reward performance and align the interests of our executive officers with the long-term interests of our shareholders. Our executive officers receive compensation packages consisting of base salary, annual performance bonus, stock option grants and various employee benefits including contributions under Commerce's 401(k) Retirement Savings Plan. The Personnel Committee bases its recommendations for compensation on objective factors and its subjective evaluation of the individual's performance.

     The Personnel Committee sets base salary levels for our executive officers to be competitive with those offered by a peer group of institutions similar to Commerce. In reviewing base salaries, the Personnel Committee also considers individual experience and performance.

     We award annual performance bonuses to provide direct cash incentives to executive officers and other key employees. In evaluating Commerce's financial performance, the Personnel Committee considers budgets set by the board as well as the performance of a peer group of institutions similar to Commerce. We award stock options to encourage officers and other key employees to remain employed with Commerce by providing them with a long term interest in Commerce's overall performance. In granting stock options, the Personnel Committee considers prior stock option grants, the executive's level of compensation and the executive's past contributions to Commerce.

     You can see more information about the compensation paid to Commerce's executive officers in the Summary Compensation Table on page 10 of this proxy statement.

                               PERSONNEL COMMITTEE

                               Alan R. Hassman, Chairman
                               James R. Adair
                               Howell C. Mette
                               Michael A. Serluco


Personnel Committee Interlocks and Insider Participation

     Howell C. Mette is a partner in the firm of Mette, Evans and Woodside which we retained during 2002 and which we intend to retain during 2003.

     Michael A. Serluco received rental income from the Bank in 2002 for land which contains an advertising billboard which is owned by the Bank.

     You can see more information about these transactions under "Transactions with Officers and Directors" on page 7 of this proxy statement.

Financial Performance

     The following graph shows the yearly percentage change in Commerce's cumulative total shareholder return on its common stock from December 31, 1997 to December 31, 2002 compared with the cumulative total return of a NASDAQ Regional Peer Bank Index and the NASDAQ Composite Market Index.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      Pennsylvania Commerce Bancorp, (COBH) NASDAQ Regional Peer Bank Index
                          NASDAQ Composite Market Index
                         Year-End 1997 to Year-End 2002

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our directors and executive officers must file reports with the SEC indicating:

     o    the number of shares of Commerce common stock they  beneficially  own;
          and

     o    changes in their beneficial ownership.

To the best of our knowledge, our directors and executive officers filed all required reports in 2002.


                          REPORT OF THE AUDIT COMMITTEE

     The Board of Directors of Commerce has established an Audit Committee composed of four directors, each of whom is independent as identified in the National Association of Securities Dealers ("NASD") listing standards. The Board of Directors has adopted a written charter for the Audit Committee and a copy of the Charter was included as Appendix A to the Proxy Statement to Shareholders dated April 17, 2001.

     The Audit Committee (the "Committee") has reviewed and discussed the Company's audited consolidated financial statements with management and with Beard Miller Company LLP, Commerce's independent auditors for 2002. The Committee has also discussed with Beard Miller Company LLP the matters required to be discussed by Statements on Auditing Standards No. 61, 89 and 90, Communication with Audit Committees.

     The Audit Committee has received from Beard Miller Company LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Beard Miller's independence with them, and has considered the compatibility of nonaudit services with the auditor's independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in Commerce's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 James R. Adair, Chairman
                                 Douglas S. Gelder
                                 Alan R. Hassman
                                 Samir J. Srouji



       APPROVAL OF THE AMENDMENT TO THE 2001 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors seeks shareholder approval of an amendment to the 2001 Directors' Stock Option Plan described on page 5 of this Proxy Statement (the "Plan"), which would expand the definition of Eligible Participants to include advisory directors, directors emeritus, consultants, or other individuals the Board deems beneficial to the Company and who are not regularly employed on a salary basis by the Company or its subsidiary, Commerce Bank/Harrisburg, N.A. ("Additional Participants"). Following is a summary of significant terms of the Plan as approved by the shareholders in 2000:

Total Number of Shares              115,762 shares of Commerce  Common Stock (as
Covered by the Plan                 adjusted  for  stock  dividends  which  have
                                    occurred since approval of the Plan). As a result of options that have been awarded since approval of the Plan, 81,556 shares remain available for issuance under the Plan.

Administration                      The Personnel Committee or another committee
                                    designated by the Board will administer the plan.


Eligible Participants               Non-employee directors of Commerce.
(to be amended)




Exercise Price                      Generally,   the   fair   market   value  of
                                    Commerce's common stock on the date we grant the option.


Terms of Options                    Generally  10 years,  but could be a shorter
                                    period.



Vesting of Options                  Options  granted  under  the plan  generally
                                    will not be subject  to  vesting  schedules.
                                    The holder of an option may exercise the option one (1) year after the date of grant.


Exercise of  Options                The holder of an option can pay the exercise
                                    price of the option in cash, or at the board's or the committee's discretion, with Commerce common stock (valued at the closing price of the common stock on the exercise date) or a combination of cash and Commerce stock.

Transferability                     Options are not transferable  except by will
                                    or by intestate succession.

Acceleration of Vesting             If a  Change  of  Control  of  Commerce  (as
Options                             defined  in the plan)  occurs,  the  options
                                    will vest immediately and become exercisable in full unless we determine otherwise.

Term of Plan                        The Plan will expire on December  31,  2010,
                                    unless we terminate it earlier.

     On April 10, 2003, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, that would expand the definition of "eligible participants." Currently, only directors of Commerce are eligible participants. As a result of the amendment approved by the directors and for which the directors seek shareholder approval, the definition of "eligible participants" would be expanded to include advisory directors, directors emeritus, consultants, or other individuals the Board deems beneficial to Commerce and who are not regularly employed on a salary basis by Commerce or the Bank. The purpose of this amendment is to allow such Additional Participants, who provide valuable advice to Commerce on policy and strategic issues, to participate in the Plan. The additional participants will not be members of the Board of Directors and will not have a vote on matters that come before the Board of Directors. The award of options under the Plan will continue to be at the discretion of the Board of Directors. The Board believes that it is in the best interests of Commerce and its shareholders for the Board to have the authority to award options to the Additional Participants.

     The amendment will not affect the options or benefits that the directors who are nominated in this Proxy Statement for election may receive under the Plan. Each individual who is nominated in this Proxy Statement for election as a director and Mr. Hill (a former director who resigned on December 20, 2002) has received 5,130 options under the Plan to date, except for Mr. Adair, who became a Board member on February 16, 2001 and who has received 3,420 options to date. As a group, the current directors of Commerce have been awarded 34,206 options under the Plan to date.

     The amendment will not change the federal income tax consequences of the Plan. Options granted under the plan will be non-qualified stock options. An option-holder generally will not recognize any taxable income when we grant the option. When the option-holder exercises the option, he or she will recognize ordinary income for tax purposes equal to the excess of the fair market value of the shares over the exercise price. When the option-holder resells the stock, he or she will recognize capital gain or loss equal to any difference between the sale price and the exercise price to the extent not recognized as ordinary income as provided above. We are entitled to take a deduction in the amount of ordinary income recognized by the option-holder. This is only a summary of the federal income tax consequences of the grant and exercise of options under the plan. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any municipality, state, or foreign country where an optionee resides.

     Upon shareholder approval of the proposed amendment, directors emeritus, advisory directors, consultants and others (including Mr. Hill), as newly eligible participants in the Plan, may be eligible to receive and to exercise stock options. The Board of Directors recommends that you vote "For" the amendment to the 2001 Directors' Stock Option Plan. A copy of the amended plan, including the revised definition of eligible participants, is attached to this Proxy Statement as Appendix A.

     The  following  table  contains   information   about   Commerce's   equity
compensation plans as of December 31, 2002:


                                                  EQUITY COMPENSATION PLAN INFORMATION

Plan Category                      Number of                                          Number of securities
                                securities to be                                    remaining available for
                                   issued upon              Weighted average         future issuance under
                                   exercise of              exercise price of      equity compensation plans
                              outstanding options,        outstanding options,        (excluding securities
                               warrants and rights         warrants and rights      reflected in column (a))
                                       (a)                        (b)                          (c)


Equity compensation
   plans approved by
   security holders                  421,422                     $19.75                     446,963 1

Equity compensation
   plans not approved by
   security holders                    N/A                         N/A                         N/A


    Total                            421,422                     $19.75                      446,963


1 Includes total shares available for employees through the Employee Stock Purchase Plan and also shares available for all shareholders under the Company's Dividend Reinvestment and Stock Purchase Plan.


                                 OTHER BUSINESS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposal discussed previously. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our principal accountant during 2002 was Beard Miller Company LLP, 320 East Market Street, Harrisburg, PA 17101. Based upon the recommendation of the Audit Committee, the Board of Directors intends to select Beard Miller Company LLP to be our principal accountant for 2003. We expect a representative of Beard Miller Company LLP to attend the annual meeting, to have the opportunity to make a statement, if he or she so desires, and to be available to respond to appropriate questions.

Audit Fees

     Commerce was billed fees of approximately $68,234 by Beard Miller Company LLP for the 2002 annual audit, including the audit of the consolidated financial statements, and required quarterly reviews.

Financial Information Systems Design and Implementation Fees

     Beard Miller Company LLP did not provide any financial information systems design and implementation services to Commerce during 2002 and therefore Commerce did not pay fees to Beard Miller Company LLP for such services.

All Other Fees

     Commerce was billed approximately $21,413 by Beard Miller Company LLP for tax related and other services provided during 2002. The Audit Committee has determined that the performance of such services is compatible with the independence of Beard Miller Company LLP.

Shareholder Proposals for the 2004 Annual Meeting of Shareholders

     Under Commerce's Bylaws, no shareholder proposals may be brought before an annual meeting of shareholders unless a proposal is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to Commerce (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's proxy statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in Commerce's proxy statement. A shareholder wishing to submit a proposal for consideration at the 2004 Annual Meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than December 20, 2003.

     If the corporate secretary of Commerce receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2004 annual meeting of shareholders, the proxies appointed by Commerce may exercise discretionary authority in voting on such proposal if, in Commerce's proxy statement for such meeting, Commerce advises shareholders of the nature of such proposal and how the proxies appointed by Commerce intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to Commerce's shareholders.

     The presiding officer of the meeting may refuse to permit any proposal to be made at an annual meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the corporate secretary for Commerce by the date specified. If a shareholder proposal is received by Commerce after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2004 annual meeting of shareholders, the proxies appointed by Commerce may exercise discretionary authority when voting on such proposal.

     If the date of our next annual meeting is advanced or delayed by more than 30 days from May 21, 2004, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.


                                  ANNUAL REPORT

     Commerce sends only one annual report to shareholders sharing the same address. We will promptly deliver a separate copy of the annual report to a security holder at a shared address to which we sent a single copy, upon our receipt of a written request sent to the address below. If you wish to receive a separate copy of the annual report in the future, notify Commerce at the phone number or address below. You can also request that we send only a single copy of the proxy statement to security holders at a shared address, by sending written notice to the address below.

     Additionally, you can obtain a copy of the Commerce Annual Report or Form 10-K for the year ended December 31, 2002 at no charge by writing to:

                                     Sherry Richart, Shareholder Relations
                                     Pennsylvania Commerce Bancorp, Inc.
                                     P.O. Box 8599 Camp Hill, PA
                                     17001-8599 717-975-5630


                                 RETURN OF PROXY

     You should sign, date and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        GARY L. NALBANDIAN
                                        Chairman and President


Camp Hill, Pennsylvania
April 18, 2003


                                  APPENDIX "A"
                       PENNSYLVANIA COMMERCE BANCORP, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The  Board of  Directors  shall  elect the Audit  Committee  at the  annual reorganization meeting of Pennsylvania Commerce Bancorp and Commerce Bank/Harrisburg, N.A. In accordance with the By-laws of the Corporation, the Audit Committee is established as a subcommittee reporting periodically to the Board of Directors. The Audit Committee shall be composed of no less than three directors who are independent of management of the Corporation as outlined by the Securities and Exchange Commission (SEC) and NASDAQ and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of judgment as a committee member. At least one member will have had past employment experience or other comparable experience or background in the field of financial management.

     The Audit Committee shall provide assistance to the Board in fulfilling their responsibilities to the shareholders. Principally, these responsibilities entail assessing the effectiveness of the internal control system over financial reporting, reviewing adherence to policies / procedures and assuring the safeguarding of all corporate assets. In so doing, it is the responsibility of the Audit Committee to maintain open lines of communications between the Board of Directors, external auditors, internal auditors and the senior management of the Corporation.

      In carrying out these responsibilities, the Audit Committee will:

          1. Review and recommend to the Board the external auditors to be selected to conduct the annual audit of the financial records of the Corporation. Review audit and consulting fees of the external auditors.

          2. Meet with the external auditors and financial management of the Corporation to review the scope of the annual audit for the current year and at the conclusion thereof review such audit findings. This review will include both the external auditor's recommendations and the related management response.

          3. Review with the external auditors and corporate management the adequacy and effectiveness of the internal financial and accounting controls of the Corporation and elicit any recommendations that they may have for the improvement of such control procedures. Particular attention should be given to the adequacy for such controls to expose any payments, transactions or other procedures, which might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review corporate policy statements in terms of their adequately representing the Company's Code of Conduct and Business Ethics Policy.

          4. Review and disclose the required information in the annual proxy statement as outlined by the SEC.

          5. Review and recommend to the Board the appointment of a competent outsourcing vendor for internal audit service and / or in-house staff.

          6. Review and approve the internal audit department's proposed audit schedule for the coming year and the coordination of such programs with the external auditors' year-end requirements. Particular attention should be given to maintaining the best
               effective   balance  between   external  and  internal   auditing
               resources.

          7. Monitor the activities of the internal audit department and ensure that the internal audit department adequately discharges responsibilities for the examination, review and reporting to the audit committee that:

               a. Internal accounting and financial controls for the various areas are adequate and efficient and can be relied upon to produce accurate financial information.

               b. Internal controls adequately safeguard the assets of the Corporation.

               c. Financial records of the operational areas are complete and accurate and are in conformity with corporate policy, generally accepted accounting principles and requirements of the various regulatory bodies.

               d. Operational areas are in compliance with FDIC, FRB and all other Federal and State laws and regulations.

               e. Control over the development, maintenance and operation of EDP systems are sufficient to ensure the accuracy, security and completeness of data processing results.

          8. Prior to each periodic meeting, the Audit Committee will be provided a report prepared by Internal Audit, which outlines the findings of all audit engagements completed during the period.

          9. Review all reports on examinations made by the various regulatory agencies and evaluate management's responses to them.

          10. Minutes of the Audit Committee meeting shall be submitted to the Board of Directors at the next regular Board meeting.

     The foregoing list of functions is not intended to limit the Committee in fulfilling its responsibilities, but rather is intended to provide an overview of the principal duties to be performed by the Committee.

     In performance of its duties, the Committee shall meet at least 4 times per year and have full use of the Bank's internal audit resources and engage if necessary, at the bank's expense, independent counsel to advise the Committee in discharging its duties.

                    AMENDED 2001 DIRECTORS STOCK OPTION PLAN

                       PENNSYLVANIA COMMERCE BANCORP, INC.
                       -----------------------------------



     1.   Purpose of Plan
          ---------------

     The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as the "Company") to continue to attract and retain the services of nonemployee directors, directors emeritus, advisory directors, consultants and others with outstanding abilities by making it possible for them to purchase shares of the Company's Common Stock on terms which will give them a direct and continuing interest in the future success of the Company's business.


     2.   Definitions
          -----------

     "Company"  means  Pennsylvania  Commerce  Bancorp,   Inc.,  a  Pennsylvania
business corporation.

     "Committee of the Board" means a committee established by the Board consisting of three or more members of the Board. The Personnel Committee may be this committee.

     "Director" for purposes of this Plan means a director of the Company who is not regularly employed on a salary basis by the Company or its subsidiary, Commerce Bank/Harrisburg, N.A.

     "Eligible Participant" for purposes of this Plan means a Director, advisory director, director emeritus, consultant, or other individual the Board deems beneficial to the Company who is not regularly employed on a salary basis by the Company or its subsidiary, Commerce Bank/Harrisburg, N.A.

     "Shares" means shares of Common Stock of the Company.

     "Board" means the Board of Directors of the Company.

     "Optionee" means a person to whom an option has been granted under this Plan which has not expired or been fully exercised or surrendered.


     3.   Limits on Options
          -----------------

The total number of shares for which options may be granted under this Plan shall not exceed in the aggregate 100,000 shares. This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or the like. The number of shares previously optioned and not theretofore delivered and the option prices therefor shall likewise be appropriately adjusted whenever the number of issued shares shall be increased or reduced by any such procedure after the date or dates on which such shares were optioned. Shares covered by options, which have expired, or which have been surrendered may again be optioned under this Plan.


     4.   Adjustment of Options
          ---------------------

     The number of shares optioned from time to time to individual Optionees under the Plan, and the option prices therefor, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.


     5.   Granting of Options
          -------------------

     The Board, or if the Board so determines, the Committee of the Board, is authorized to grant options to Eligible Participants pursuant to this Plan during the calendar year 2001 and in any calendar year thereafter to December 31, 2010, but not thereafter. The number of shares, if any, optioned in each year, the Optionees to whom options are granted, and the number of shares optioned to each Optionee selected shall be wholly within the discretion of the Board or the Committee of the Board. If the Board acts, however, it shall do so only upon the advice and recommendation of the Committee of the Board upon all matters relating to the granting of options and the administration of this Plan, including determination of the rights and obligations of the Optionees. Any options granted in a given year shall be granted in February of that year.


     6.   Terms of Stock Options
          ----------------------

      The terms of stock options granted under this Plan shall be as follows:

               (a) The option price shall be fixed by the Board or the Committee of the Board but shall in no event be less than 100% of the fair market value of the shares subject to the option on the date the option is granted. The fair market value of the shares shall be the average of the high and low sale prices of the Common Stock as reported on the NASDAQ Small Cap Market System on the trading day immediately preceding the date of grant or the closest preceding date if there are no high and low sale prices available on that date. If there are no high and low sale prices available for the Common Stock for the 30 trading days preceding the applicable grant date, then the Board of Directors shall make a determination of the option price on the basis of information which it determines best reflects current fair market value.

               (b) Options shall not be transferable otherwise than by will or by the laws of descent and distribution. No option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

               (c) Each option shall expire and all rights thereunder shall end ten (10) years after the date on which it was granted, subject in all cases to earlier expiration as provided in paragraphs (d), (e) and (f) of this Section 6 in the event an Optionee ceases to serve in the capacity to which he has been appointed or dies.

               (d) During the lifetime of an Optionee, his/her option shall be exercisable only by him/her and only while serving in that capacity to which he has been appointed or within that period of time after he/she otherwise ceases so to serve as determined by the Board of Directors (but in any event not later than the end of the period specified in paragraph (c) of this, Section 6).

               (e) If an Optionee dies within a period during which his/her option could have been exercised by him, his/her option may be exercised within three months after his/her death (but not later than the end of the period specified in paragraph (c) of this Section 6) by those entitled under his/her will or the laws of descent and distribution, but only if and to the extent the option was exercisable by him/her immediately prior to his/her death.

               (f) If Optionee is removed as a Director for any of the reasons specified in Section 1726(b) of the Pennsylvania Business Corporation Law of 1988 ("BCL"), or from any other position to which he has been appointed for reasons similar to the reasons specified in Section 1726(b) of the BCL, all options theretofore granted to the Optionee preceding such removal shall be forfeited by Optionee and rendered unexercisable.

               (g) Subject to the foregoing terms and to such additional or different terms regarding the exercise of the options as the Board or the Committee of the Board may fix at the time of grant, options may be exercised in whole or in part from time to time.


     7.   Exercise of Options
          -------------------

     No option granted under this Plan may be exercised before the first to occur of (i) one year from the date of option grant, or (ii) a Change in Control of the Company. Thereafter, options may be exercised in whole, or from time to time in part, for up to the total number of shares then subject to the option, less the number of shares previously purchased by exercise of the option.


     8.   Change in Control
          -----------------

     For the purposes of this Agreement, a Change in Control with respect to any Optionee shall be deemed to have occurred when any of the following events shall have occurred without the prior written consent of such Optionee:

               (a) A change in identity of at least four (4) members of the Board of Directors or the addition of four (4) or more new members to the Board of Directors, or any combination of the foregoing, within any two (2) consecutive calendar year periods.

               (b) A person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the
          "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either more than 50%, of the shares which voted in the election of Directors of the Company at the Shareholder's Meeting immediately preceding such determination, or (ii) more than 50% of the Company's outstanding voting shares. The term "proposes to hold or acquire"shall mean the right of a person or group to acquire or merge (whether such right is exercisable immediately or only after the passage of time, or upon the receipt of such regulatory approvals as are required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options, or otherwise.

               (c) A person or group acting in concert as described in Section 13(d)(2) of the Exchange Act has commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company.

               (d) A person or group acting in concert as described in Section 13(d)(2) of the Exchange Act has the right to vote shares of the Company pursuant to any agreement, arrangement or understanding (whether or not in writing), either (i) more than 50% of the shares which voted in the election of Directors of the Company at the Shareholder's Meeting immediately preceding such determination, or
          (ii) more than 50% of the Company's outstanding voting shares; provided, however, that such person or group acting in concert, shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities rises solely from a revocable proxy given in response to a Proxy Solicitation by management of the Company in connection with the Annual Meeting of the Shareholders of the Company.


     9.   Reorganization of the Company
          -----------------------------

     In the event that the Company is succeeded by another corporation or Company in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or Company shall assume the outstanding options granted under this Plan or shall substitute new options for them.


     10.  Delivery of Shares
          ------------------

     No shares shall be delivered upon the exercise of an option until the option price has been paid in full in cash or, at the discretion of the Board or the Committee of the Board, in whole or in part in the Company's Common Stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Board, no shares will be delivered upon the exercise of an option until the Optionee has given the Company a satisfactory written statement that he/she is purchasing the shares for investment and not with a view to the sale or distribution of any such shares.


     11.  Administration
          --------------

     The Board or the Committee of the Board may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan or any amendment thereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee of the Board (excluding, however, any Optionee(s) affected by such dispute or disagreement) shall be final and binding upon all persons in interest, including the Company and its shareholders.


     12.  Reservation of Shares
          ---------------------

     Shares delivered upon the exercise of an option shall, in the discretion of the Board or the Committee of the Board, be either shares heretofore or hereafter authorized and then unissued, or previously issued shares heretofore or hereafter acquired through purchase in the open market or otherwise, or some of each. The Company shall be under no obligation to reserve or to retain in its treasury any particular number of shares at any time, and no particular shares, whether unissued or held as treasury shares, shall be identified as those optioned under this Plan.


     13.  Amendment of Plan
          -----------------

      The Board may amend this Plan from time to time as it deems desirable.


     14.  Termination of the Plan
          -----------------------

      The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2010, but no such termination shall deprive Optionees of their rights under their options.


     15.  Effective Date
          --------------

      This Plan shall become effective on January 1, 2001, and options hereunder may be granted at any time on or after that date.

                                 REVOCABLE PROXY
                       PENNSYLVANIA COMMERCE BANCORP, INC.
                     100 Senate Avenue, Camp Hill, PA 17011
                            Telephone: (717) 975-5630

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PENNSYLVANIA COMMERCE BANCORP, INC.

The undersigned hereby appoints James R. Adair and Howell C. Mette as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Pennsylvania Commerce Bancorp, Inc. held of record by the undersigned on March 29, 2002 at the Annual Meeting of Shareholders to be held on May 17, 2002.

1. ELECTION OF DIRECTORS: For all Nominees Listed Below (except as indicated below)

      [ ] For                  [ ]  Withhold Authority


      [ ] For All Except

     Gary L. Nalbandian, James R. Adair, Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco, Howell C. Mette, and Samir J. Srouji, M.D.

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

        ---------------------------------------------------------------

2.   AMENDMENT TO 2001 DIRECTORS STOCK OPTION PLAN

      [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN

3.   OTHER BUSINESS:

     Take action on other business which may properly come before the meeting.

      [ ] FOR                 [ ] AGAINST           [ ] ABSTAIN


      The shares represented by this proxy will be voted as specified. If no specification or direction is made, they will be voted for the election of the directors and for any other business in accordance with the recommendations of management. This proxy may be revoked prior to its exercise.

     When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.


Please be sure to sign and date               ______________________
this Proxy in the box below.                  Date                  |
____________________________________________________________________
|                                                                   |
|                                                                   |
|___Stockholder sign above___________Co-Holder (if any) sign above__

   Detach above card, sign, date, and mail in postage paid envelope provided.

                      PENNSYLVANIA COMMERCE BANCORP, INC.
                     100 Senate Avenue, Camp Hill, PA 17011
                            Telephone: (717) 975-5630
________________________________________________________________________________

Please sign your name  exactly as it appears on this proxy,  and mark,  date and return this proxy as soon as possible in the enclosed envelope. No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_______________________________________

_______________________________________

_______________________________________